UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 4, 2020
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NETFLIX, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35727	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Winchester Circle, Los Gatos, California		95032
(Address of principal executive offices)		(Zip Code)

(408) 540-3700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	NFLX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 4, 2020, Netflix, Inc. (the “Company”) held its annual meeting of stockholders via the internet (“Annual Meeting”). As of April 8, 2020, the Company’s record date, there were a total of 439,804,035 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 382,075,186 shares of common stock were represented in person or by proxy and, therefore, a quorum was present.
The stockholders of the Company voted on the following items at the Annual Meeting:

1.	To elect three Class III directors to hold office until the 2023 Annual Meeting of Stockholders;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020;

3.	Advisory approval of the Company’s executive officer compensation;

4.	To approve the Netflix, Inc. 2020 Stock Plan;

5.	A stockholder proposal regarding political disclosure;

6.	A stockholder proposal regarding simple majority vote; and

7.	A stockholder proposal regarding an EEO Policy Risk Report.
For more information about the foregoing proposals, see the Company's definitive proxy statement dated April 22, 2020.
The number of votes cast, as applicable, for, against and withheld, and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:
1. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Reed Hastings	222,310,008	111,194,910	48,570,268

Nominee	For	Withheld	Broker Non-Votes
Jay C. Hoag	150,850,474	182,654,444	48,570,268

Nominee	For	Withheld	Broker Non-Votes
Mathias Döpfner	222,656,531	110,848,387	48,570,268

Based on the votes set forth above, all of the director nominees were duly elected.

2. To Ratify the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Year Ending December 31, 2020
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 received the following votes:

For	Against	Abstain	Broker Non-Votes
372,560,618	9,086,271	428,297	—
Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was duly ratified.
3. Advisory Approval of the Company's Executive Officer Compensation
The proposal to receive a non-binding advisory vote on executive compensation received the following votes:

For	Against	Abstain	Broker Non-Votes
205,112,576	127,936,151	456,191	48,570,268
Based on the votes set forth above, the stockholders advised that they were in favor of the named executive officer compensation set forth in the proxy statement.
4. To approve the Netflix, Inc. 2020 Stock Plan
The proposal to approve the 2020 Stock Plan received the following votes:

For	Against	Abstain	Broker Non-Votes
322,711,006	10,423,310	370,602	48,570,268
Based on the votes set forth above, the 2020 Stock Plan was duly approved.
5. Stockholder Proposal Regarding Political Disclosure
The non-binding proposal from a stockholder to disclose political contributions received the following votes:

For	Against	Abstain	Broker Non-Votes
138,857,980	192,381,613	2,265,325	48,570,268
Based on the votes set forth above, the non-binding proposal from a stockholder to disclose political contributions was not approved.
6. Stockholder Proposal Regarding Simple Majority Vote
        The non-binding proposal from a stockholder for simple majority vote received the following votes:

For	Against	Abstain	Broker Non-Votes
244,426,010	87,914,675	1,164,233	48,570,268
Based on the votes set forth above, the non-binding proposal from a stockholder for simple majority vote was duly approved.

7. Stockholder Proposal Regarding An EEO Policy Risk Report
        The non-binding proposal from a stockholder for an EEO Policy Risk Report received the following votes:

For	Against	Abstain	Broker Non-Votes
2,318,648	328,585,013	2,601,257	48,570,268
Based on the votes set forth above, the non-binding proposal from a stockholder for an EEO policy risk report was not approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.
Date:	June 9, 2020
/s/ David Hyman
David Hyman
Chief Legal Officer and Secretary